SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : March 26, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of February 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-08                   74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On March 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on March 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee under the Agreement referred to herein

Date:  May 30, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on March 26, 2001

                                       -5-

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     March 26, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                               Ending
                   Face           Principal                                                     Realized  Deferred       Principal
Class             Value           Balance       Principal        Interest       Total            Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------

IA1         95,478,000.00     95,478,000.00     46,367.65       482,163.90       528,531.55       0.00       0.00      95,431,632.35
IA2          1,000,000.00      1,000,000.00        485.64         5,050.00         5,535.64       0.00       0.00         999,514.36
IA3          1,796,834.00      1,796,834.00      1,097.82             0.00         1,097.82       0.00       0.00       1,795,736.18
IIA1        43,036,000.00     43,036,000.00    319,944.04       221,635.40       541,579.44       0.00       0.00      42,716,055.96
IIA2         1,000,000.00      1,000,000.00      7,434.33         5,150.00        12,584.33       0.00       0.00         992,565.67
IIA3         1,499,678.00      1,499,678.00     25,479.21             0.00        25,479.21       0.00       0.00       1,474,198.79
B1           2,294,000.00      2,294,000.00      1,143.15        16,249.17        17,392.32       0.00       0.00       2,292,856.85
B2           1,911,000.00      1,911,000.00        952.29        13,536.25        14,488.54       0.00       0.00       1,910,047.71
B3           1,529,000.00      1,529,000.00        761.93        10,830.42        11,592.35       0.00       0.00       1,528,238.07
B4           2,064,000.00      2,064,000.00      1,028.54        14,620.00        15,648.54       0.00       0.00       2,062,971.46
B5             687,000.00        687,000.00        342.35         4,866.25         5,208.60       0.00       0.00         686,657.65
B6             696,081.00        696,081.00        346.87         4,930.57         5,277.44       0.00       0.00         695,734.13
R                  100.00            100.00        100.00             0.56           100.56       0.00       0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS     152,991,693.00    152,991,693.00    405,483.82       779,032.52     1,184,516.34       0.00       0.00     152,586,209.18
-----------------------------------------------------------------------------------------------------------------------------------
IA4         96,478,100.00     96,478,100.00          0.00       196,172.14       196,172.14       0.00       0.00      96,431,246.72
IA5         52,708,103.00     52,708,103.00          0.00        15,857.79        15,857.79       0.00       0.00      52,688,164.22
IIA4        44,036,000.00     44,036,000.00          0.00        85,136.27        85,136.27       0.00       0.00      43,708,621.63
IIA5        16,634,896.00     16,634,896.00          0.00         6,519.20         6,519.20       0.00       0.00      16,625,420.66
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------

IA1        8635723Q4    1,000.00000000       0.48563701      5.05000000        5.53563701      999.51436299       IA1    6.060000 %
IA2        8635725L3    1,000.00000000       0.48564000      5.05000000        5.53564000      999.51436000       IA2    6.060000 %
IA3        8635723R2    1,000.00000000       0.61097464      0.00000000        0.61097464      999.38902536       IA3    0.000000 %
IIA1       8635723U5    1,000.00000000       7.43433498      5.15000000       12.58433498      992.56566502       IIA1   6.180000 %
IIA2       8635725M1    1,000.00000000       7.43433000      5.15000000       12.58433000      992.56567000       IIA2   6.180000 %
IIA3       8635723V3    1,000.00000000      16.98978714      0.00000000       16.98978714      983.01021286       IIA3   0.000000 %
B1         8635723Y7    1,000.00000000       0.49832171      7.08333479        7.58165650      999.50167829       B1     8.500000 %
B2         8635723Z4    1,000.00000000       0.49832025      7.08333333        7.58165358      999.50167975       B2     8.500000 %
B3         8635724A8    1,000.00000000       0.49831916      7.08333551        7.58165468      999.50168084       B3     8.500000 %
B4         8635725H2    1,000.00000000       0.49832364      7.08333333        7.58165698      999.50167636       B4     8.500000 %
B5         8635725J8    1,000.00000000       0.49832606      7.08333333        7.58165939      999.50167394       B5     8.500000 %
B6         8635725K5    1,000.00000000       0.49831844      7.08332795        7.58164639      999.50168156       B6     8.500000 %
R          8635724B6    1,000.00000000   1,000.00000000      5.60000000    1,005.60000000        0.00000000       R      6.060000 %
-------------------------------------------------------------------------------------------------------------   -------------------
TOTALS                  1,000.00000000       2.65036494      5.09199228        7.74235723      997.34963506
-------------------------------------------------------------------------------------------------------------   -------------------
IA4        8635723S0    1,000.00000000       0.00000000      2.03333337        2.03333337      999.51436357       IA4    2.440000 %
IA5        8635723T8    1,000.00000000       0.00000000      0.30086057        0.30086057      999.62171319       IA5    0.361033 %
IIA4       8635723W1    1,000.00000000       0.00000000      1.93333341        1.93333341      992.56566514       IIA4   2.320000 %
IIA5       8635723X9    1,000.00000000       0.00000000      0.39189905        0.39189905      999.43039379       IIA5   0.470279 %
-------------------------------------------------------------------------------------------------------------   -------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     March 26, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTIA1       95,478,000.00      95,478,000.00     46,367.65     482,163.90      528,531.55        0.00      0.00     95,431,632.35
LTIA2        1,000,000.00       1,000,000.00        485.64       5,050.00        5,535.64        0.00      0.00        999,514.36
LTIA3        1,796,834.00       1,796,834.00      1,097.82           0.00        1,097.82        0.00      0.00      1,795,736.18
LTIAR              100.00             100.00        100.00           0.56          100.56        0.00      0.00              0.00
LT1B         6,274,182.00       6,274,182.00      3,126.56      44,442.12       47,568.68        0.00      0.00      6,271,055.44
LTIIA1      43,036,000.00      43,036,000.00    319,944.04     221,635.40      541,579.44        0.00      0.00     42,716,055.96
LTIIA2       1,000,000.00       1,000,000.00      7,434.33       5,150.00       12,584.33        0.00      0.00        992,565.67
LTIIA3       1,499,678.00       1,499,678.00     25,479.21           0.00       25,479.21        0.00      0.00      1,474,198.79
LT2B         2,906,899.00       2,906,899.00      1,448.57      20,590.53       22,039.10        0.00      0.00      2,905,450.43
LTR                  0.00               0.00          0.00           0.00            0.00        0.00      0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS     152,991,693.00     152,991,693.00    405,483.82     779,032.51    1,184,516.33        0.00      0.00    152,586,209.18
-----------------------------------------------------------------------------------------------------------------------------------
LTIA5                0.00               0.00          0.00           0.00            0.00        0.00      0.00              0.00
LTIIA5               0.00               0.00          0.00           0.00            0.00        0.00      0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------

LTIA3         1,000.00000000         0.61097464     0.00000000       0.61097464      999.38902536                LTIA3    0.000000 %
LTIAR         1,000.00000000     1,000.00000000     5.60000000   1,005.60000000        0.00000000                LTIAR    0.000000 %
LT1B          1,000.00000000         0.49832153     7.08333293       7.58165447      999.50167847                LT1B     0.000000 %
LTIIA1        1,000.00000000         7.43433498     5.15000000      12.58433498      992.56566502                LTIIA1   0.000000 %
LTIIA2        1,000.00000000         7.43433000     5.15000000      12.58433000      992.56567000                LTIIA2   0.000000 %
LTIIA3        1,000.00000000        16.98978714     0.00000000      16.98978714      983.01021286                LTIIA3   0.000000 %
LT2B          1,000.00000000         0.49832141     7.08333176       7.58165316      999.50167859                LT2B     0.000000 %
-------------------------------------------------------------------------------------------------------------   -------------------
TOTALS        1,000.00000000         2.65036494     5.09199222       7.74235716      997.34963506
-------------------------------------------------------------------------------------------------------------   -------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                     March 26, 2001


Sec. 4.03(i)    Unscheduled Principal Amounts                                              329,101.06
                Group 1 Unscheduled Principal                                                 -990.99
                Group 2 Unscheduled Principal                                              330,092.05


Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               152,586,209.89
                Group 1 Principal Balance                                              104,497,945.84
                Group 2 Principal Balance                                               48,088,264.05

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Group1                                                                           0.00
                Bankruptcy Losses                                                                0.00
                Group 1 Bankruptcy Losses                                                        0.00
                Group 2 Bankruptcy Losses                                                        0.00

                Fraud Losses                                                                     0.00
                Group 1 Fraud Losses                                                             0.00
                Group 2 Fraud Losses                                                             0.00

                Special Hazard Losses                                                            0.00
                Group 1 Special Hazard Losses                                                    0.00
                Group 2 Special Hazard Losses                                                    0.00

                Group 1 Bankruptcy Loss Amount                                             100,000.00
                Group 2 Bankruptcy Loss Amount                                             100,000.00

                Group 1 Fraud Loss Amount                                                2,090,982.00
                Group 2 Fraud Loss Amount                                                  968,852.00

                Group 1 Special Hazard Loss Amount                                       7,987,462.00
                Group 2 Special Hazard Loss Amount                                       4,407,038.00

Sec. 4.03(viii) Servicing Fees (includes Retained Interest)                                 31,873.34
                Sub-Servicing Fees                                                           1,314.12
                Trustee Fees                                                                   828.71

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month         2              840,450.00       0.80 %
                2 Months        0                    0.00       0.00 %
                3+Months        0                    0.00       0.00 %
                Total           2              840,450.00       0.80 %


                     Group 2
                Category      Number    Principal Balance   Percentage
                1 month         0                    0.00       0.00 %
                2 Months        0                    0.00       0.00 %
                3+ Months       0                    0.00       0.00 %
                Total           0                    0.00       0.00 %

                    Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month         2              840,450.00       0.80 %
                2 Months        0                    0.00       0.00 %
                3+ Months       0                    0.00       0.00 %
                Total           2              840,450.00       0.80 %



                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                       March 26, 2001


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
             THE CHASE MANHATTAN BANK - Structured Finance Services 450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

                                       -8-

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